SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 24, 2003

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                              INNOTRAC CORPORATION
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                      000-23741               58-1592285
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(State or other Jurisdiction of      (Commission File          (IRS Employer
Incorporation or Organization)            Number)            Identification No.)

        6655 Sugarloaf Parkway
          Duluth, Georgia                                          30097
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(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (678) 584-4000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On November 21, 2003, the Board of Directors of Innotrac Corporation (the "Company") authorized Amendment No. 3 to the Rights Agreement dated as of December 31, 1997 between the Company and SunTrust Bank, as rights agent, as previously amended by Amendment No. 1, dated as of November 30, 2000, and Amendment No. 2, dated August 14, 2003 (the "Rights Agreement"). The Company and SunTrust Bank executed Amendment No. 3 on November 24, 2003.

      Pursuant to Amendment No. 3, David Dadante ("Dadante"), who is the general partner of IPOF Fund, an Ohio limited partnership ("IPOF," and together with Dadante, referred to herein as the "IPOF Group"), the IPOF Fund and the IPOF Group shall not be deemed to be an "Acquiring Person" under the Rights Agreement--that is, will not trigger the distribution and exercisability of the preferred stock purchase rights under the Rights Agreement--unless and until the earlier of such time as the IPOF Group, together with all its affiliates and associates, (i) directly or indirectly, becomes the beneficial owner of more than 40% of the Company's common stock then outstanding or (ii) ceases to hold any of the common stock which it beneficially owns without any intention of changing or influencing control of the Company. IPOF Fund has indicated to the Company that it currently owns 2,800,500 shares, or 24.2% of the total common stock outstanding. The Rights Agreement continues to provide that all other shareholders must secure Board approval before acquiring beneficial ownership of more than 15% of the common shares outstanding; otherwise the Rights Agreement would be triggered.

      Amendment No. 2 to the Rights Agreement had previously introduced the exception from the definition of "Acquiring Person" for the IPOF Group described in the preceding paragraph, except that the IPOF Group, together with all its affiliates and associates, could become the beneficial owner of up to 25% of the Company's common stock then outstanding without triggering the Rights Agreement under that previous amendment. Amendment No. 1 provided for the appointment of SunTrust Bank as a successor rights agent and amended the Rights Agreement in certain other particulars.

      This summary of the Rights Agreement, including the Amendments described herein, does not purport to be complete and is qualified in its entirety by the full text of the Rights Agreement and its Amendments filed with the Commission and incorporated herein by reference.

      In addition, on November 24, 2003, the Company amended its Agreement dated August 14, 2003 with the IPOF Group. A copy of that amendment is filed herewith as Exhibit 10.1.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired:

      None.

(b)   Pro Forma Financial Information:

      None.

(c)   Exhibits:

Exhibit No.                            Description
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  10.1            Amendment  No. 1, dated  November  24,  2003 to the  Agreement entered into as of August 14, 2003 between IPOF Fund, L.P., an Ohio limited partnership, David Dadante, and the Company (filed pursuant to Item 5 of this Form 8-K)

  99.1            Press  Release  of  the  Company   dated   November  24,  2003
                  announcing amendment of Rights Agreement (filed pursuant to Item 9 of this Form 8-K)

ITEM 9. REGULATION FD DISCLOSURE

      On November 24, 2003, the Company issued a press release to announce the amendment of its Rights Agreement. A copy of the press release is attached as
Exhibit 99.1.

      The information furnished under this Item 9 of Form 8-K, including Exhibit
99.1 attached hereto, is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or is otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references the information or Exhibit furnished pursuant to this
Item 9.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INNOTRAC CORPORATION

                                                 By: /s/ David L. Gamsey
                                                     ---------------------------
                                                     David L. Gamsey
                                                     Senior Vice President,
                                                     Chief Financial Officer and
Date: November 24, 2003                              Secretary